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                            SCHEDULE 14A INFORMATION
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

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
      Filed by the Registrant /X/
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      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      / /        Definitive Proxy Statement
      /X/        Definitive Additional Materials
      /X/        Soliciting Material Pursuant to Section240.14a-12

                                    NETSOL INTERNATIONAL, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

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           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)
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Payment of Filing Fee (Check the appropriate box):

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                           NETSOL INTERNATIONAL, INC.
                         24025 PARK SORRENTO, SUITE 220
                              CALABASAS, CA 91302

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                            ------------------------

    Notice is hereby given that a special meeting of the stockholders of NetSol International, Inc., a Nevada corporation, will be held beginning at 9:00 a.m. (local time), at NetSol's offices at 24025 Park Sorrento, Calabasas, California, on Monday, June 11, 2001, for the following purpose:

1. Consider and act upon a proposal submitted by NetSol Shareholders Group, LLC to amend our bylaws to expand your current eight member board of directors by increasing and fixing the number of authorized directors at fifteen directors; and if this proposal is successful, then

2. Fill the newly created vacancies by electing the nominees of your board of directors or the nominees of NetSol Shareholders Group, LLC.

3. If the first proposal is unsuccessful, then approve our amended and restated articles of incorporation to (a) remove cumulative voting in the election of our directors, (b) authorize the creation of shares of undesignated preferred stock, (c) provide for a classified board of directors so each of our directors is elected for a three year term with one-third of our board standing for election each year, (d) provide that the holders of at least
    66 2/3% of our outstanding voting stock vote in favor of any amendment to our bylaws and some amendments to our articles of incorporation and (e) include provisions identical to those in our bylaws and described in the next proposal.

4. If the first proposal is unsuccessful, then approve our amended and restated bylaws to: (a) provide that any action to be taken by our stockholders may be taken only at our annual or a special meeting of our stockholders, and not by written consent of our stockholders, (b) provide for an advance notice procedure for the nomination, other than by your board of directors, of candidates for election as our directors as well as for other proposals to be considered at our meetings of our stockholders, (c) provide that only our chief executive officer, president, chairman of the board or board of directors may call a special meeting of our stockholders, (d) provided that our directors may only be removed from office for cause, (e) provide that the affirmative vote of holders of at least 66 2/3% of our outstanding voting stock be required to amend our bylaws and (f) provide for limited liability for our directors, officers and other agents.

    No other business may be transacted at the special meeting.

    Stockholders of record at the close of business on May 11, 2001 are entitled to notice of and to vote at the special meeting. Only stockholders and our invited guests will be permitted to attend the special meeting.

                                          /s/ Irfan Mustafa
                                          Irfan Mustafa
                                          CHAIRMAN OF THE BOARD OF DIRECTORS

June 1, 2001

WE ARE THE BOARD OF DIRECTORS (NOT INCLUDING CARY BURCH) OF NETSOL INTERNATIONAL, INC. WE WILL BE FURNISHING YOU WITH A DEFINITIVE PROXY STATEMENT RELATING TO THE MATTERS LISTED ABOVE. THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION AND WE URGE YOU TO READ IT CAREFULLY. THE PROXY STATEMENT ALSO DESCRIBES US, OUR DIRECTOR NOMINEES, OUR POSITIONS AT NETSOL AND THE NUMBER OF NETSOL SECURITIES WE OWN. THE PRELIMINARY PROXY STATEMENT IS AVAILABLE AT HTTP// WWW.SEC.GOV.